UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 8, 2016

______________

CREATIVE LEARNING CORPORATION

(Exact name of registrant as specified in its charter)

______________

Delaware	000-52883	20-4456503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, Suite 113 St. Augustine, FL	32095
(Address of Principal Executive Offices)	(Zip Code)

(904) 824-3133

(Registrant’s telephone number, including area code)

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01  Entry into a Material Definitive Agreement.

Creative Learning Corporation (the “Company”) entered into an indemnification agreement (each, an “Indemnification Agreement”) with each of its directors (each, an “Indemnitee”) on July 8, 2016 (except that the Indemnification Agreement with Charles Grant was entered into on June 23, 2016). The form of the Indemnification Agreement was approved by the Company’s board of directors.

The Indemnification Agreements supplement indemnification provisions already contained in the Company’s Certificate of Incorporation and Amended and Restated Bylaws and generally provide that the Company will indemnify the applicable Indemnitee to the fullest extent permitted by applicable law, subject to certain exceptions, against expenses, judgments, fines and other amounts incurred in connection with his or her service as a director or officer. The Indemnification Agreements also provide for rights to advancement of expenses and contribution. The obligations of the Company under the Indemnification Agreements continue after each Indemnitee has ceased to serve as a director or officer of the Company.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 4.01  Changes in Registrant’s Certifying Accountant.

Effective as of July 6, 2016, the Company engaged Hancock, Askew & Co., LLP as the Company’s new independent registered public accounting firm. During the fiscal years ended September 30, 2015 and 2014, and through July 6, 2016, the date of Hancock, Askew & Co., LLP’s engagement, the Company did not consult with Hancock, Askew & Co., LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 5, 2016, the Company appointed Christian Miller as Chief Financial Officer, effective immediately. Mr. Miller, age 43, served as President of Miller Home Health Agency, Inc., a home health agency he co-founded, from May 2013 through July 2016. Prior to that, he served as Corporate Controller at Pinova Holdings, Inc., a specialty chemical manufacturer, from April 2012 through May 2013, as Controller at Pilot Pen Corporation of America from September 2008 through April 2012, and in various positions, including Director of Accounting and Reporting, at Trailer Bridge, Inc. Mr. Miller holds a Masters of Business Administration from Jacksonville University, and an Accounting Degree from Florida State University.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Indemnification Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 8, 2016
CREATIVE LEARNING CORPORATION

	By:	/s/ Michelle Cote
Name: Michelle Cote
Title: President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Indemnification Agreement.